Oppenheimer Capital Appreciation Fund

Supplement dated October 5, 2016 to the

Prospectus and Statement of Additional Information,

each dated October 28, 2015

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Capital Appreciation Fund (the “Fund”), each dated October 28, 2015, and is in addition to any other supplement(s).

The Prospectus is revised as follows:

1.	The section titled “Portfolio Manager” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager. Paul Larson has been portfolio manager of the Fund since October 2016.

2.	The section titled “Portfolio Manager” on page 9 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Paul Larson, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Larson has been a portfolio manager of the Fund since October 2016.

Mr. Larson has been a Vice President of the Sub-Adviser since January 2013. Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar, during which time he was also an editor of Morningstar’s StockInvestor newsletter, which tracked Mr. Larson’s recommendations. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. During his tenure at Morningstar, Mr. Larson also contributed to the ongoing development of Morningstar’s moat methodology and their initiation of the moat trend methodology. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The SAI is revised as follows:

1.	The SAI is amended to reflect that Michael Kotlarz will no longer serve as Vice President and portfolio manager of the Fund. All references to Michael Kotlarz within the SAI are hereby removed.

2.	The paragraphs titled “Portfolio Manager” and “Other Accounts Managed” on page 35 of the SAI are deleted in their entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Paul Larson (the “Portfolio Manager”) who is responsible for the day-to-day management of the Fund’s investments.

•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Mr. Larson also manages other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of September 30, 2016. No portfolio or account has an advisory fee based on performance:

3.	The “Other Accounts Managed” table on page 35 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Paul Larson	9	$13.41[1]	0	$0	2	$542.51
1.	In billions.
2.	In millions.
3.	Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

4.	The following is added to the table titled “Ownership of Fund Shares” on page 36 of the SAI:
Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Paul Larson*	None

* As of September 30, 2016

October 5, 2016	PS0320.033